Filed pursuant to 497(e)
File Nos. 33‑19229 and 811‑05430
SSGA FUNDS
State Street S&P 500 Index Fund
(the “Fund”)
Class N (SVSPX)
SUPPLEMENT DATED FEBRUARY 12, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED DECEMBER 30, 2025 AS MAY BE SUPPLEMENTED FROM TIME TO TIME
The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non‑diversified” solely as a result of tracking the S&P 500 Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). To the extent the Fund becomes non‑diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non‑diversified. Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended as follows:

1)	The first paragraph of the section titled “State Street S&P 500 Index Fund – Principal Investment Strategies” in the Summary Prospectus and the Prospectus is deleted and replaced with the following:
The Fund uses an index tracking management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large‑cap sector of the U.S. equities market. As of October 31, 2025, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non‑diversified” solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). When the Fund is non‑diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

2)	The section titled “State Street S&P 500 Index Fund – Principal Risks” in the Summary Prospectus and the Prospectus is revised to add the following risk:
Non‑Diversification Risk – Index Funds: To the extent the Fund becomes “non‑diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. The Fund may become non‑diversified for periods of time solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities).

3)
The first paragraph in the subsection titled “Principal Investment Strategies” in the section titled “Fund Objectives, Strategies and Risks – State Street S&P 500 Index Fund” in the Prospectus is deleted in its entirety and replaced with the following:

The Fund uses an index tracking management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large‑cap sector of the U.S. equities market. As of October 31, 2025, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non‑diversified” solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). When the Fund is non‑diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

4)	The section titled “Fund Objectives, Strategies and Risks – Additional Information About Risks” in the Prospectus is revised to add the following risk:
Non‑Diversification Risk – Index Funds (principal risk for State Street S&P 500 Index Fund). Funds classified as “non‑diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. Certain diversified Funds may become non‑diversified for periods of time solely as a result of tracking their Index (e.g., changes in relative market capitalization or index weighting of one or more component securities).

5)	The section titled “Description of Investments and Risks – Additional Investments and Risks” beginning on page 3 of the SAI is revised to add the following:
Non‑Diversification Risk – Index Funds
A “non‑diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s shares to greater price volatility than more diversified investment companies.
State Street S&P 500 Index Fund seeks to track the performance of the S&P 500® Index (the “Index”). The composition of the Index may fluctuate between non‑diversified and diversified solely due to changes in relative market capitalization or index weighting of one or more Index components. As a result, a Fund’s diversification status may also fluctuate between non‑diversified and diversified depending on the composition of, and to approximately the same extent as, its respective Index. To the extent the State Street S&P 500 Index Fund becomes non‑diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non‑diversified.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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